UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 29, 2024

TITAN INTERNATIONAL, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-12936	36-3228472
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1525 Kautz Road, Suite 600, West Chicago, IL 60185
(Address of principal executive offices, including Zip Code)
(630) 377-0486
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.0001 par value	TWI	New York Stock Exchange

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A amends and supplements the Current Report on Form 8-K filed by Titan International Inc. (the “Company”) on February 29, 2024 (the “Initial Report”), in order to provide certain financial statements and pro forma financial information required under Item 9.01(a) and Item 9.01(b) of Form 8-K, with respect to the Company’s acquisition of The Carlstar Group, LLC (“Carlstar”) as described in the Initial Report.

Item 9.01.    Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of Carlstar, as of and for the year ended December 31, 2023, the notes related thereto and the related independent auditor’s report of RSM US LLP, are filed as Exhibit 99.1 to this report and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2023 the unaudited pro forma condensed combined balance sheet as of December 31, 2023 and the notes related thereto, are filed as Exhibit 99.2 to this report and incorporated herein by reference.

(d) Exhibits.

Exhibit 23.1	Consent of RSM US LLP

Exhibit 99.1	The audited consolidated financial statements of Carlstar, as of and for the year ended December 31, 2023 the notes related thereto and the related independent auditor’s report

Exhibit 99.2
The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2023, the unaudited pro forma condensed combined balance sheet as of December 31, 2023 and the notes related thereto

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN INTERNATIONAL, INC.
(Registrant)

Date:	May 16, 2024	By:	/s/ MICHAEL G. TROYANOVICH
Michael G. Troyanovich
Secretary and General Counsel